EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 27th day of April 2005 (the “Closing Date”), among SunTrust Mortgage, Inc. (the “Seller” or the “Servicer”), Bank of America, National Association (the “Assignor”) and Goldman Sachs Mortgage Company (the “Assignee”).

WHEREAS, the Assignor (as successor by assignment to Banc of America Mortgage Capital Corporation (“BAMCC”) pursuant to the Master Assignment, Assumption and Recognition Agreement dated as of September 1, 2004 (the “Master AAR”)) and the Seller have entered into a Flow Sale and Servicing Agreement dated as of February 1, 2004, as amended by Amendment No. 1 dated as of June 1, 2004, and as further amended by Amendment No. 2 dated as of November 1, 2004 (as further modified by the Master AAR, the “Sale and Servicing Agreement”), pursuant to which the Seller sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the memorandum of sale dated November 18, 2004 (the “Memorandum of Sale”), between the Assignor and the Seller;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the Sale and Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”);

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee all of its right, title and interest in, to and under the Mortgage Loans, the Sale and Servicing Agreement and the Memorandum of Sale, to the extent relating to the Mortgage Loans, and only the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Sale and Servicing Agreement (as amended hereby), to the extent relating to the Mortgage Loans, and only the Mortgage Loans, from and after the date hereof, and the Seller hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale and Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans, and only the Mortgage Loans. The Assignor, the Assignee and the Seller further agree that any reference in the Sale and Servicing Agreement to “Bank of America, N.A.” is deleted in its entirety and replaced with “Goldman Sachs Mortgage Company.”

(b) Simultaneously with the execution of this Assignment Agreement, on April 27, 2005, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the trade confirmation dated as of February 17, 2005 (the “Trade Confirmation”), by and between the Assignee and the Assignor. The Assignee shall pay the purchase price payable under the Trade Confirmation by wire transfer of immediately available funds to the account specified by the Assignor. The Assignee shall be entitled to all scheduled payments due on the Mortgage Loans after April 1, 2005 (the “Assigned Loans Cut-off Date”) and all unscheduled payments or other proceeds or other recoveries on the Mortgage Loans received on and after the Assigned Loans Cut-off Date except as otherwise specified in the Trade Confirmation.

(c) The Seller and the Assignor shall have the right to amend, modify or terminate the Sale and Servicing Agreement without the consent of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.     Accuracy of the Sale and Servicing Agreement.

The Seller and the Assignor each represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale and Servicing Agreement, (ii) the Sale and Servicing Agreement is in full force and effect as of the date hereof, (iii) the Sale and Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to such party under the Sale and Servicing Agreement.

3.     Recognition of the Assignee.

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Sale and Servicing Agreement, the terms of which are incorporated herein by reference.

4.     Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) The Assignee is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Seller other than those contained in the Sale and Servicing Agreement or this Assignment Agreement.

(b) The Assignee is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

(c) This Assignment Agreement has been duly authorized, executed and delivered by the Assignee and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles regardless of whether such enforcement is considered in a proceeding in equity or at law.

5.     Representations and Warranties of the Servicer.

The Servicer hereby warrants and represents to, and covenants with, the Assignee that:

(a) The representations and warranties contained in Sections 3.01 and 3.02 of the Sale and Servicing Agreement, are deemed to be made as of the date of this Assignment Agreement, and all such representations and warranties are true and correct as of the date of this Assignment Agreement.

(b) The Servicer has serviced the Mortgage Loans in accordance with the terms of the Sale and Servicing Agreement and provided accurate statements pursuant to Section 5.02 thereof and otherwise complied with all covenants and obligations thereunder.

(c) The Servicer has taken no action or omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

6.     Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) The Assignor has been duly organized and is validly existing as a national banking association under the laws of the United States with full power and authority (corporate and other) to enter into and perform its obligations under the Sale and Servicing Agreement, the Memorandum of Sale and this Assignment Agreement.

(b) This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d) The execution and delivery of this Assignment Agreement have been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Except for the sale of the Mortgage Loans to the Assignee, the Assignor has not assigned or pledged any related Mortgage Note or the related Mortgage or any interest or participation therein.

(g) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Mortgage Loan, and the Assignor has not released the Mortgaged Property related to any Mortgage Loan from the lien of such Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.

(h) Immediately prior to the assignment and conveyance contemplated in this Assignment Agreement, the Assignor was the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and all of its interests, rights and obligations under the Sale and Servicing Agreement free from any and all claims and encumbrances whatsoever.

(i) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the Closing Date.

(j) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Sale and Servicing Agreement.

(k) Except as set forth in this Assignment Agreement, the Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, except as contemplated in this Assignment Agreement, the Sale and Servicing Agreement or the Mortgage Loans.

(l) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the “Securities Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

(m) No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Assignor in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect.

(n) The representation and warranty made by the Seller in paragraph (mmm) of Section 3.02 (as amended hereby), to the extent it relates to matters arising on or after November 18, 2004, is true and correct as of the date of this Assignment Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 6 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement.

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

7.     Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, at the Assignee’s option, repurchase the Mortgage Loan in the same manner set forth in Section 3.03 of the Sale and Servicing Agreement.

In the event the Seller has breached a representation or warranty hereunder or under the Sale and Servicing Agreement, as amended hereby, that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Seller. If the Seller does not within sixty (60) days after notification of the breach, take steps to cure such breach or repurchase the Mortgage Loan in the same manner as set forth in Section 3.03 of the Sale and Servicing Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Seller to cure such breach or repurchase such Mortgage Loan under the terms of the Sale and Servicing Agreement with respect to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

8.     Purchase Price Protection.

With respect to any Mortgage Loan that prepays in full at any time prior to the expiration of the period beginning on the Closing Date and ending on the last day of the second calendar month thereafter, the Assignor shall reimburse the Assignee, within 30 days following the date on which the Assignor receives written notice of the prepayment in full of such Mortgage Loan, the amount (if any) by which the portion of the purchase price paid by the Assignee to the Assignor for such Mortgage Loan exceeded 100% of the outstanding scheduled principal balance of the Mortgage Loan as of the Assigned Loans Cut-off Date.

9.     Repurchase of Mortgage Loans with Early Payment Defaults.

If (a) a Mortgagor is thirty (30) days or more delinquent with respect to the first monthly payment due to the Assignee on the related Mortgage Loan immediately following the Closing Date or (b) a Mortgage Loan is in bankruptcy or litigation within the first month immediately following the Closing Date, the Assignor, at the Assignee’s option, shall promptly repurchase such Mortgage Loan from the Assignee at the related purchase price for such Mortgage Loan.

10.     Modification of the Sale and Servicing Agreement.

Solely with respect to the Mortgage Loans, the Assignee and the Seller hereby modify the Sale and Servicing Agreement as follows:

(a) Article I is hereby modified by deleting in its entirety the definition of “Closing Date” and by replacing it with “April 27, 2005.”;

(b) Article I is hereby modified by deleting in its entirety the definition of “Cut-off Date” and by replacing it with “April 1, 2005.”;

(c) Article I is hereby modified by deleting in its entirety the definition of “Purchase Price and Terms Letter” and by replacing it with the following:

“The trade confirmation dated as of February 17, 2005, by and between the Purchaser and Bank of America, N.A., confirming the terms of a prospective purchase and sale of a Mortgage Loan Package.”

(d) The definition of “Remittance Date” in Article I is hereby modified by deleting the word “following” and replacing it with the word “preceding”;

(e) Section 3.02 is hereby modified by inserting the following as new subsections therein:

“(jjj) No Foreclosure. No Mortgage Loan is subject to a written foreclosure agreement or pending foreclosure proceedings;

(kkk) No Additional Payments. There is no obligation on the part of the Company or any other party to make payments in addition to those made by the Mortgagor;

(lll) Comparable Mortgage File. Each document or instrument in the related Mortgage File is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

(mmm) No Illinois Interest Act Loans. As of November 18, 2004, no Mortgage Loan that is secured by property located in Illinois is in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et seq.);

(nnn) No “Pledged Asset” Loans. No Mortgage Loan is a “pledged asset” mortgage loan; and

(ooo) No Mobile Homes or Manufactured Dwellings. No Mortgage Loan is secured by a residence or dwelling that is a mobile home or a manufactured dwelling.”

(f) Section 4.04 is hereby modified by inserting the following as the last sentence therein:

“The Company shall reimburse the Custodial Account for any losses incurred as a result of the investment of amounts on deposit in the Custodial Account.”

(g) Section 4.05(ii) shall be modified by adding the words “or to remit to the Custodial Account pursuant to Section 6.02” after “or Section 3.04” in the fourth to last line of such paragraph.

(h) Section 4.06 is hereby modified by inserting the following as the last sentence therein:

“The Company shall reimburse the Escrow Account for any losses incurred as a result of the investment of amounts on deposit in the Escrow Account.”

(i) Article IV is hereby modified by adding the following as a new Section therein:

“4.24 MERS.

In the case of each MERS Mortgage Loan, the Company shall, as soon as practicable after the Purchaser’s request (but in no event more than 30 days thereafter with respect to each Mortgage Loan that was a MERS Mortgage Loan as of the applicable Closing Date, or 90 days thereafter with respect to each Mortgage Loan that was a MERS Eligible Mortgage Loan as of the applicable Closing Date and subsequent to the applicable Closing Date becomes a MERS Mortgage Loan), the Company shall take such actions as are necessary to cause the Purchaser to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each of the Purchaser and the Company shall maintain in good standing its membership in MERS. In addition, each of the Purchaser and the Company shall comply with all rules, policies and procedures of MERS, including the rules of membership, as amended, and the MERS procedures manual, as amended. With respect to all MERS Mortgage Loans serviced hereunder, the Company shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans. The Company shall cooperate with the Purchaser and any successor owner or successor servicer to the extent necessary to ensure that any transfer of ownership or servicing is appropriately reflected on the MERS system.”

(j) Section 8.01 is hereby amended by adding the words “the negligence, bad faith or willful misconduct of the Company” to the fourth to last line of the first paragraph after the words “pursuant to Section 3.03,”.

11.     Continuing Effect.

Except as contemplated hereby, the Sale and Servicing Agreement shall remain in full force and effect in accordance with its terms.

12.     Governing Law.

THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

13.     Notices.

Any notices or other communications permitted or required hereunder or under the Sale and Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Seller, SunTrust Mortgage, Inc., 901 Semmes Avenue, Fifth Floor, Richmond, Virginia 23224, Attention: John F. Schwabe, Telephone: (804) 291-2236, Telecopy: (804) 291-0484, or such address as may hereafter be furnished by the Seller; (ii) in the case of the Assignor, Bank of America, National Association, 214 North Tryon Street, NC1-007-11-07, Charlotte, North Carolina 28255, Attention: Donald Rhodes, Telephone: (704) 388-7594, Email: donald.rhodes@bankofamerica.com, or such other address as may hereafter be furnished by the Assignor and (iii) in the case of the Assignee, Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004, Attention: Howard Altarescu, Telephone: (212) 902-3277, Telecopy: (212) 902-3000, or such other address as may hereafter be furnished by the Assignee.

14.     Wire Instructions.

The Assignee’s wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Sale and Servicing Agreement is:

Bank: Citibank, N.A.
City: New York, New York
ABA Routing Number: 021000089
For Credit to: Goldman Sachs Mortgage Company
Account No.: 40711421
Attn: Howard Altarescu

15.     Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

16.    Definitions.

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Sale and Servicing Agreement.

17.     Further Agreements.

Each party hereto agrees to execute and deliver to the others such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purpose of this Assignment Agreement.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNOR:

BANK OF AMERICA, NATIONAL ASSOCIATION

By:
Name:
Title:

ASSIGNEE:

GOLDMAN SACHS MORTGAGE COMPANY

By:  Goldman Sachs Real Estate
Funding Corp., its General Partner

By:
Name:
Title:

SELLER and SERVICER:

SUNTRUST MORTGAGE, INC.

By:
Name:
Title:

EXHIBIT 1

Mortgage Loan Schedule

[Attached hereto]

Exhibit 1-1

EXHIBIT 2

Execution Copy of the Sale and Servicing Agreement

[Attached hereto]

Exhibit 2-1